ALLIANCEBERNSTEIN BOND FUND, INC.
	Exhibit 77Q1
-Tax-Aware Fixed Income Fund
811-02383


Amended Advisory Agreement: Incorporated by reference to Post-Effective Amendment No. 119 to Registrants
Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 11,
2013.

Amended Advisory Agreement: Attached hereto.

Articles Supplementary:  Incorporated by reference to Post-
Effective Amendment No. 119 to Registrants Registration
Statement on Form N-1A, filed with the Securities and Exchange Commission on December 11, 2013.

Articles Supplementary: Attached hereto.